PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Sep. 30, 2024
PROPERTY AND EQUIPMENT, NET
Schedule of property and equipment

	As of	As of
	September 30, 2024	September 30, 2023
Property and Buildings	$13,518,768	$12,889,450
Machinery and equipment	18,774,867	17,833,560
Automobiles	235,360	285,747
Office and electric equipment	193,294	195,174
Subtotal	32,722,289	31,203,931
Less: accumulated depreciation	(24,112,010)	(22,060,348)
Property and equipment, net	$8,610,279	$9,143,583